SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2004

Daou Systems, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	000-22073	33-0284454
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 594-2700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press release dated March 4, 2004, announcing financial results of Daou Systems, Inc. for the quarter and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On March 4, 2004, Daou Systems, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date: March 4, 2004	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description
99	Press release dated March 4, 2004, announcing financial results of Daou Systems, Inc. for the quarter and year ended December 31, 2003.

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